UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:(Date of earliest event reported): January 17, 2006

WEGENER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11003	81-0371341
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11350 Technology Circle, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 623-0096

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.1. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Table of Contents

Item 2.02 Results of Operations and Financial Condition

On January 17, 2006, Wegener Corporation issued a press release announcing its financial results for the three months ended December 2, 2005, and a copy of such press release is attached as Exhibit 99.1 to this report.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

(C)	Exhibits

99.1 Press Release of Wegener Corporation issued January 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: January 18, 2006	By:	/s/ Robert A. Placek
Robert A. Placek
President and Chief Executive Officer

Exhibit Index

Exhibit Number

99.1	Press Release of Wegener Corporation, issued on January 17, 2006